UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 28, 2011

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13710 FNB Parkway Omaha, NE	68154-5200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (877) 290-2772

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On April 28, 2011, TC PipeLines, LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), that provides for the issuance and sale by the Partnership, and the purchase by the Underwriters, of 6,300,000 common units representing limited partnership interests in the Partnership. The Underwriters were also granted and have exercised an overallotment option  to purchase an additional 945,000 common units on the same terms and conditions to the extent more than 6,300,000 common units are sold in the offering. The material terms of the offering of the common units are described in the prospectus supplement, dated April 28, 2011, filed by the Partnership with the Securities and Exchange Commission (the “Commission”).  The offer and sale of the common units are registered with the Commission under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-166221).  The Partnership expects the transaction to close on Tuesday, May 3, 2011, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and certain affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

On April 28, 2011, the Partnership issued a press release announcing that it had priced the offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated April 28, 2011, among TC PipeLines, LP, TC PipeLines GP, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Securities LLC, as Representatives of the Underwriters.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.
8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1).
99.1	Press Release dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
By: TC PipeLines GP, Inc.,
its general partner

	By:	/s/ Annie C. Belecki
Annie C. Belecki
Assistant Secretary

Dated: April 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated April 28, 2011, among TC PipeLines, LP, TC PipeLines GP, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Securities LLC, as Representatives of the Underwriters.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.
8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1).
99.1	Press Release dated April 28, 2011.